o o o o o o o o o o o

CGI Headquarters 201 Route 17 North Rutherford, NJ 07070 Phone: +1 201-528-9200 RUTHERFORD, NJ Research Triangle Park 133 Southcenter Court Morrisville, NC 27569 Phone: +1 919-465-0100 RALEIGH, NC LOS ANGELES, CA 1640 Marengo Street Fourth Floor Los Angeles, CA 90033 Phone: +1 323-224-3900 #3-1-135/1A CNR Complex Mallapur Main Road, R.R. Dst. Hyderabad – 500 076, Telangana Toll-free: +91 040-2717-8178 HYDERABAD, INDIA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Toll-free: +86 21-5049-5700 SHANGHAI, CHINA



CANCER GENETICS INCORPORATED

Empowering Personalized Cancer Treatment

webcast link:
http://public.viavid.com/index.php?id=124360

# Q1 2017 Earnings Report & Company Updates

**Friday – May 12, 2017 | 09:00am Eastern | CEO: Panna Sharma**

CGIX
NASDAQ LISTED

# Forward-Looking Statements

These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in revenues, margins, research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. tests and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2016 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

EVERYTHING WE DO IS FOCUSED

**ON 1 KEY IDEA…**

**…DELIVER INNOVATION & PATIENT VALUE BY PROVIDING THE MOST COMPREHENSIVE CAPABILITIES IN PRECISION MEDICINE FOR ONCOLOGY DIAGNOSTICS.**


Health Care
Doctor
Hospital
Pharmacist
Nurse
Dentist
First Aid
Surgeon
Emergency
MEDICAL

# Revenue & Growth Highlights


1ST QUARTER REVENUE
Numbers in $ millions
4-Year
CAGR
50%
$1.4M
$4.4M
$6.1M
$7.0M
Q1 2014
Q1 2015
Q1 2016
Q1 2017


ANNUAL REVENUE
Numbers in $ millions
4-Year
CAGR
42%
$6.6M
$10.2M
$18.0M
$27.0M
2013
2014
2015
2016

# Driving Operational Efficiency and a Clear Path to Profitability



REVENUE & OPERATING EXPENSES
Amounts in $ millions
Pre-Response Acquisition
Post Response Acquisition
Fully Integrated Acquisition
$6.5
$7.9
$7.1
$7.0
$6.8
$7.2
$7.0
$4.0
$5.5
$6.1
$6.7
$6.3
$6.5
$5.6
Revenue
Operating Expenses
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

## Q1 OPERATING EXPENSES 2016 vs. 2017

| | Q1 2016 | Q1 2017 | Δ |
|---|---|---|---|
| Research & Development | $1.5 | $1.1 | -27% |
| Sales & Marketing | $1.3 | $1.0 | -25% |
| General & Administrative | $4.3 | $3.5 | -19% |
| TOTAL OPERATING EXPENSES | $7.1 | $5.6 | -22% |

Amounts in $ millions

- Operating expenses were **reduced by $1.5 million** from Q1 of 2016 thru Q1 of 2017 based on **streamlining operations** across sites, and transforming our clinical **go-to-market model**.
- We expect **ongoing improvements in the top line**, while incremental improvements are made in operating expenses during 2017 to continue margin expansion

# Revenues By Category


53%
43%
Q1
2017
4%

**$7.0M**

**$3.7M** BIOPHARMA SERVICES

- CGI is now supporting over 140 clinical trials and studies focused on Solid Tumor and Blood Cancers, including 32 for immuno-oncology indications

**$3.0M** CLINICAL SERVICES

- 21% increase in clinical test volume over Q1 2016 due to enhanced portfolio in both immuno-oncology testing and our solid tumor center of excellence

**$0.3M** DISCOVERY SERVICES

- Driven by support for molecular testing and bioinformatics for translational initiatives by academic and commercial research organizations

# Q1 2017 Financial Highlights

- Q1 2017 revenues were **$7.0 million**, a **15% increase** over Q1 2016 revenues of **$6.1 million**.
- Revenue from **Biopharma Services grew 11%; Clinical Services increased by 20%;** and **Discovery Services grew 12%** in comparable year-over-year first quarter periods.
- Total operating expenses were **$5.6 million** (including $230K of cash and non-cash non-recurring severance expense), **a reduction of 22%** from $7.1 million during Q1 2016 and **a reduction of 14%** sequentially from $6.5 million during Q4 2016.
- Sales and Marketing expenses **decreased by 25% from $1.3 million to $1.0 million**, in comparable year-over-year first quarter periods.
- **GAAP net loss** was $9.6 million; adjusted for **non-cash** valuation expense of $7.5 million.
- **Adjusted net loss** of $2.1 million (non-GAAP), a **decrease of 61%** when compared to Q1 2016.

# Debt Refinancing and Tax Certificate Program

- Closed a **$12 million debt refinancing** with **Silicon Valley Bank** and **Partners for Growth**, allowing the Company to **access ~$7.6 million** in additional capital net of paying off $4.4 million term loan with Silicon Valley Bank.
- The new $12 million debt facilities includes a **$6 million term loan** and a **revolving line of credit up to $6 million**, will carry an effective blended interest rate of approximately 8.2% to 9.2%, and will be used for general working capital.
- At March 31, 2017, the Company had no borrowings under the revolving line of credit, so has **up to $6 million** undrawn availability.
- During the first quarter of 2017, the Company received an **additional ~$1 million** in non-dilutive funding through its participation in the **New Jersey Business Tax Certificate Program**.

# Q1 2017 Biopharma Highlights

- Working with **9 out of the 10 top biopharma** companies.
- Revenue from **biopharma partners and customers increased by 11%** to **$3.7 million** in Q1 2017 as compared to $3.4 million during Q1 2016.
- Announced **five agreements and contracts** with biotech and pharma customers to develop liquid biopsy tests for a broad range of solid tumors addressing **$20 billion market by 2020**.
- Announced strategic partnership with **Mendal.ai** to use **artificial intelligence** to drive personalized treatment and accelerate clinical trial matching for cancer care.
- Increased the number of clinical trials and studies CGI is supporting to **140**, including **32 in immuno-oncology**.

# Q1 2017 Clinical & Discovery Highlights

- For the first quarter of 2017, **clinical services** revenue **increased 20%** over the same period in 2016, from $2.5 million to **$3.0 million**.
- Clinical growth was driven by an **increase in clinical test volumes** from 6,608 in Q1 2016 to **7,996** in Q1 2017, an **increase of 21%**.
- **Discovery services** contributed an additional **$293 thousand** in revenue for the first quarter of 2017, a **12% increase** over Q1 2016.
- Growth in discovery services was driven by significant demand for discovery solutions by research institutions where **next-generation sequencing is combined with novel bioinformatics analysis**.

# Summary Statement of Operations

| Income Statement Items ($ in Thousands) | Q1 2016 | Q4 2016 | Q1 2017 |
|---|---|---|---|
| Revenue | $6,068 | $7,230 | $6,966 |
| Gross Profit | $1,965 | $2,958 | $2,757 |
| Gross Margin (%) | 32% | 41% | 40% |
| Research & Development (R&D) | $1,532 | $1,161 | $1,110 |
| Sales & Marketing (S&M) | $1,298 | $937 | $971 |
| General & Administrative (G&A) | $4,318 | $4,357 | $3,482 |
| Operating (Loss) | ($5,183) | ($3,497) | ($2,806) |
| Net (Loss) | ($5,254) | ($2,776) | ($9,580) |
| Change in Fair Value of Derivative Securities | (51) | ($829) | $7,526 |
| Adjusted Net (Loss) (non GAAP)+ | ($5,305) | ($3,605) | ($2,054) |

***+This is non GAAP measure.*** *The above table represents non-GAAP measures that management believes, given its magnitude, represents its earnings per share as unaffected by non-operating valuation adjustments to derivative instruments resulting from the Company's change in its share price, among other related factors.*

# 2017 Biopharma Highlights: Additional Key Metrics


TOTAL ACTIVE PROJECTS
Q1 2016 v. Q1 2017
150
130
110
90
70
50
103
140
Q1 2016
Q1 2017

Realized a **36% increase** in number of biopharma **projects managed** from 103 to 140 projects from Q1 2016 to Q1 2017.


ACTIVE I/O PROJECTS
Q1 2016 v. Q1 2017
30
20
10
0
3
32
Q1 2016
Q1 2017

A **10-fold increase** from 3 to 32 **immuno-oncology projects** managed from Q1 2016 to Q1 2017.


BOOKINGS TO BILLING RATIO
Q1 2016 v. Q1 2017
1.5
1
0.5
0
1.4
1.2
Q1 2016
Q1 2017

Biopharma bookings to billing ratio of 1.2 on **$4.4M of Q1 2017 bookings while** revenue increased from **$3.4M to $3.7M** from Q1 2016 to Q1 2017.

# Actively Engaged in the Expanding Liquid Biopsy Space

## NEW SERVICE OFFERING LIQUID BIOPSY

**Launched CGI's first breakthrough NGS-based liquid biopsy test, Liquid::Lung-*cfDNA*™**

- Provides comprehensive coverage of **11 critical genes** and **150+ hotspots** related to lung cancer
- **Superior sensitivity** achieving a limit of detection down to **0.05%**

## ADVANTAGES OF LIQUID BIOPSY OVER TISSUE BIOPSY

- ✓ Significantly **less costly** – average tissue biopsy can be almost $15,000
- ✓ **Minimally invasive** to obtain enabling tumor content to be sampled multiple times
- ✓ Reduced TATs **greatly reduce time to treatment**
- ✓ More **comprehensive** capturing of the heterogeneity of the tumor

**LIQUID BIOPSY IMPACTS THE ENTIRE CLINICAL CARE CONTINUUM**


Detection
Diagnosis
Treatment
Monitoring

# Artificial Intelligence (AI) is Transforming Oncology & Clinical Medicine

**CGI is very focused on transforming and evolving our value proposition as a critical and preferred partner in the oncology ecosystem by leveraging AI-enabled solutions.**

- **Partnering** with select companies to improve our clinical value proposition
- **Investing** in key technologies to streamline operations and improve visibility
- **Implementing** solutions that allow additional revenue generation from ancillary services
- **Curating** and extracting insights from molecular and clinical data

**Opportunities Exist Across The Entire Oncology Value Chain…**
**From Discovery to Clinical Trials thru Patient Monitoring**

Drug Design
Drug Discovery
Drug Rescue

Signature Development
Combination Therapies
Population Stratification

Patient Diagnosis
Disease Prediction
Test Optimization

Clinical Trial Matching
Clinical Care Optimization

# 2017 Goals

- ✓ Hereditary Cancer Testing Panels
- ✓ Artificial Intelligence Engine to Improve Clinical Trial Matching
- ✓ Expand Biopharma Partnerships
- ✓ Liquid Biopsy for Lung Cancer
- ✓ Immuno-Oncology NGS Panel [Biopharma Studies]

- ○ Multiple Myeloma NGS Panel [Mayo]
- ○ Develop Genetic Counselor Network
- ○ Expand Hereditary Service Offering
- ○ Liquid Biopsy for Kidney Cancer
- ○ Further Expansion in Asia
- ○ Bioinformatics Center of Excellence in India



CANCER GENETICS INCORPORATED

CGIX NASDAQ LISTED

WWW.CGIX.COM
WWW.CANCERGENETICS.COM

**RUTHERFORD, NJ**
CGI Headquarters
201 Route 17 North
Rutherford, NJ 07070
Phone: +1 201-528-9200

**RALEIGH, NC**
Research Triangle Park
133 Southcenter Court
Morrisville, NC 27569
Phone: +1 919-465-0100

**LOS ANGELES, CA**
1640 Marengo Street
Fourth Floor
Los Angeles, CA 90033
Phone: +1 323-224-3900

**HYDERABAD, INDIA**
#3-1-135/1A CNR Complex
Mallapur Main Road, R.R. Dst.
Hyderabad – 500 076, Telangana
Toll-free: +91 040-2717-8178

**SHANGHAI, CHINA**
781 Cai Lun Road, Room 803
Shanghai 201203
P.R. China
Toll-free: +86 21-5049-5700